Exhibit 99.1

PRESS RELEASE

Aptera Motors Corp. Registration Statement Now Effective with the SEC – Shareholders May Begin Broker Transfers

Carlsbad, CA – October 3, 2025 – Aptera Motors Corp. is pleased to announce that its registration statement was declared effective by the U.S. Securities and Exchange Commission (SEC) on September 30, 2025. This important milestone enables Aptera shareholders to transfer their Class B common stock from Computershare, the company’s transfer agent, to their brokerage accounts using the Direct Registration System (DRS). The effectiveness of the registration statement does not mean Aptera shares are trading or publicly listed on an exchange. The company is actively coordinating with Nasdaq to finalize our public listing date. While the exact timing remains under discussion, we can confirm that the listing will not occur before October 14, 2025. This window ensures shareholders have sufficient time to complete transfers into their brokerage accounts. Once the date is confirmed, we will announce it in advance via press release to ensure all stakeholders are appropriately informed.

Shareholders who currently hold Aptera shares with Computershare now have the option to initiate transfers to their broker accounts via DRS. It is important to note that Aptera shares are not yet trading on an exchange. When contacting a broker, shareholders may be asked to provide the CUSIP Number (03835W104) and a statement of their shares from their Computershare account, which can be downloaded from the “Documents” section after logging in. Shareholders should clarify to their broker that these are book-entry shares registered pursuant to an effective registration statement (File No. 333-289898) but not yet trading on any exchange.

For those needing to access or manage their holdings with Computershare, visit www.computershare.com/investor and ensure “United States” is selected in the top-right corner. Existing users can log in directly, while new users should register and may receive a verification code by mail, which could take up to seven business days or longer for international addresses. Once logged in, account statements are available under the “Documents” section.

Shareholders seeking assistance can contact Computershare by phone at 1-866-595-6048 (U.S.) or 1-781-575-2798 (International), by email at web.queries@computershare.com, or by mail at PO Box 43007, Providence, RI 02940-3007. Overnight correspondence should be sent to 150 Royall Street, Suite 101, Canton, MA 02021.

Aptera will continue to communicate further updates, including the listing date, directly to shareholders.

About Aptera Motors Corp. Aptera Motors Corp. is a solar mobility company driven by a mission to advance the future of efficient transportation. Its flagship vehicle is a paradigm-shifting solar electric vehicle that leverages breakthroughs in aerodynamics, material science, and solar technology to pursue new levels of efficiency. As a public benefit corporation, Aptera is committed to building a sustainable business that positively impacts its stakeholders and the environment. Aptera is headquartered in Carlsbad, California. For more information, please visit www.aptera.us.

Forward Looking Statements. This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, Aptera’s expected listing of its securities with The Nasdaq Capital Market. The registration statement referenced above has been declared effective; forward-looking statements in this release relate to, among other things, the timing and outcome of any listing on Nasdaq. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” “shall” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements.

Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Aptera’s control. Aptera’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in Aptera’s Registration Statement on Form S-1 filed with the SEC on August 27, 2025, as declared effective on September 30, 2025, as well as other documents that may be filed by Aptera from time to time with the SEC. The forward-looking statements included in this press release represent Aptera’s views as of the date of this press release. Aptera anticipates that subsequent events and developments will cause its views to change. Aptera undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Aptera’s views as of any date subsequent to the date of this press release.

Media Contact:

media@aptera.us

Investor Relations:

Aptera Motors Corp.

ir@aptera.us

Amato and Partners, LLC (Investor Relations Counsel)

admin@amatoandpartners.com

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